UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 10, 2004

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01: Other Events

In a press release issued on September 10, 2004 announcing the cancellation of a scheduled presentation to the financial community, filed as Exhibit 99.1 hereto and incorporated herein by reference, TECO Energy announced that the estimated cost of restoration for Hurricanes Charley and Frances is expected to be between $25 million and $30 million, which is within Tampa Electric’s storm damage reserve of $42 million.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated September 10, 2004 announcing TECO Energy’s estimated cost of restoration for Hurricanes Charley and Frances.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECO ENERGY, INC.
(Registrant)

Date: September 14, 2004
/s/ G. L. GILLETTE
G. L. GILLETTE
Executive Vice President
and Chief Financial Officer (Principal Financial Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release dated September 10, 2004 announcing TECO Energy’s estimated cost of restoration for Hurricanes Charley and Frances.

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